                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                  FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 30, 1998



                      CRESCENT REAL ESTATE EQUITIES COMPANY

             (Exact name of Registrant as specified in its Charter)

         Texas                           1-13038                                52-1862813
(State of Organization)          (Commission File Number)         (IRS Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                                    76102
(Address of Principal Executive                                    (Zip Code)
Offices)

                                 (817) 321-2100
              (Registrant's telephone number, including area code)

          On July 9, 1998, Crescent Real Estate Equities Company (the "Company") filed a Form 8-K dated June 30, 1998 (the "Original 8-K") containing a description of a completed acquisition and a description of a probable acquisition in Item 5 and certain related financial information in Item 7. This Form 8-K/A amends the Original 8-K to revise and restate the disclosures contained in Item 5 and Item 7 to reflect that the Company no longer considers probable the acquisition previously reported as probable.

ITEM 5.  OTHER EVENTS

         6701 TOWER, TWO TOWN CENTER and WOODFIELD CORPORATE CENTER. On June 30, 1998, as previously reported, the Company reached an agreement to acquire the office properties/complexes of 6701 Tower, Two Town Center and Woodfield Corporate Center from an unaffiliated entity. Completion of the acquisition was subject to various closing conditions. As of September 10, 1998, the Company and the unaffiliated entity ceased negotiations regarding the acquisition. As a result, the Company no longer considers the acquisition of 6701 Tower, Two Town Center and Woodfield Corporate Center to be probable.

         BP PLAZA. On July 1, 1998, the Company acquired BP Plaza, a 20-story Class A office property and 3.2 acres of adjacent undeveloped land located in the Katy Freeway submarket of Houston, Texas. Construction of the office property was completed in 1992. Situated on a 5.8-acre site, BP Plaza contains approximately 561,000 square feet of net rentable area with an attached six-level above ground parking structure that accommodates approximately 1,700 cars.

         The Company acquired fee simple title to BP Plaza and the undeveloped land from an unaffiliated entity for approximately $83 million primarily funded through the Company's unsecured $750 million credit facility from a consortium of banks led by BankBoston, N.A.

         BP Plaza was 100% occupied as of July 1, 1998, with a weighted average full-service rental rate per square foot of $18.13. BP Plaza is leased to approximately six tenants having principal businesses in the energy sector. As of July 1, 1998 the weighted average remaining lease term for BP Plaza tenants was approximately 8.8 years. As of July 1, 1998, two tenants leased 10% or more of the total net rentable area of the property.

         As of July 1, 1998, BP Exploration and Oil, Inc., an energy company, leased approximately 380,000 net rentable square feet (approximately 68% of the net rentable area of BP Plaza) pursuant to a lease that expires in June 2010. The current base rental rate per square foot for this lease is $18.10, with increases every three years on July 1, throughout the remainder of the lease. There are no specific expansion options under the lease; however, the tenant is entitled to a preferential right on all space within the building that is not subject to a superior right held by another tenant. The first renewal option is for a period of three years, beginning at the end of the initial twelve year term and may be exercised only for the entire premises at the then-prevailing market rate. Thereafter, the tenant may renew the lease for all or a portion of the space for periods between five and fifteen years, up to a maximum of thirty years, at the then-prevailing market rate.

         As of July 1, 1998, Union Pacific Resources Company leased approximately 75,000 net rentable square feet (approximately 13% of the net rentable area of BP Plaza). The lease expires in May 2004 and has a current base rental rate per square foot of $17.71 which remains in effect until expiration. The lease provides for two five-year renewal options, both of which are subordinate to BP Exploration and Oil, Inc.'s preferential right.

         The Katy Freeway submarket contains 2.3 million square feet of Class A multi-tenant office space, which was approximately 4.2% of Houston's total Class A multi-tenant office space at March 31, 1998. At March 31, 1998, the Katy Freeway Class A multi-tenant office space was 98% occupied, and the average quoted full-service market rental rate was $23.00 per available square foot. The above submarket information has been provided by Baca Landata, Inc.

        The aggregate tax basis of depreciable real property and improvements and personal property for BP Plaza for federal income tax purposes is $79.2 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for real property was 3.09% of the assessed value of $43 million for BP Plaza. The total amount of tax at this rate for 1997 is $1.3 million.

         For the year ended December 31, 1997 and the four months ended April 30, 1998, utilities expense was approximately $.5 million and $.2 million, respectively and expenses for repairs, maintenance and contract services were approximately $1.3 million and $.5 million respectively.

        The Company does not plan to renovate BP Plaza, other than expenditures associated with the routine maintenance of the property.

        The following table sets forth year-end occupancy and average full-service rental rates per leased square foot for BP Plaza for the years ended December 31, 1996 and 1997. Information for prior periods is not available.

                                                          AVERAGE FULL-SERVICE
               YEAR                OCCUPANCY                 RENTAL RATE(1)
               ----                ---------                 --------------
               1996                    100%                        $ N/A
               1997                    100%                        $ N/A


(1) Prior to July 1, 1998 BP Exploration and Oil, Inc. owned BP Plaza and occupied approximately 68% of the net rentable area of BP Plaza. Since there was no lease in place for this area until July 1998, the average full- service rental rates for prior periods would not be meaningful.

         The following table sets forth a schedule of lease expirations for leases in place as of July 1, 1998, for BP Plaza, for each of the 10 years beginning with the remainder of 1998, assuming that none of the tenants exercise renewal options.


                                         NET RENTABLE     PERCENTAGE                 PERCENTAGE OF     ANNUAL
                                             AREA         OF LEASED                   TOTAL ANNUAL  FULL-SERVICE
                                          REPRESENTED    NET RENTABLE     ANNUAL      FULL-SERVICE    RENT PER
                            NUMBER OF         BY             AREA      FULL-SERVICE       RENT           NET
                          TENANTS WITH     EXPIRING      REPRESENTED    RENT UNDER    REPRESENTED     RENTABLE
                            EXPIRING        LEASES       BY EXPIRING     EXPIRING     BY EXPIRING       AREA
YEAR OF LEASE EXPIRATION     LEASES      (SQUARE FEET)      LEASES       LEASES(1)       LEASES      EXPIRING(1)
---------------------------------------------------------------------------------------------------------------
1998                            -                   -         -                  -         -              -
1999                            -                   -         -                  -         -              -
2000                            2              54,570       9.8%          $919,356       8.3%        $16.85
2001                            1              45,649       8.2            938,086       8.4          20.55
2002                            -                   -         -                  -         -              -
2003                            -                   -         -                  -         -              -
2004                            1              74,847      13.5          1,325,540      12.1          17.71
2005                            -                   -         -                  -         -              -
2006                            -                   -         -                  -         -              -
2007                            -                   -         -                  -         -              -
2008 and thereafter             1             379,817      68.5          7,888,799      71.2          20.77



----------
(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

     After reasonable inquiry, the Company is not aware of any material factors relating to the property discussed above, other than as discussed in this report, that would cause the reported financial information for the property contained elsewhere in this report not to be necessarily indicative of the future operating results of the property.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)     FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

                 BP PLAZA

                 Report of Independent Public Accountants

                 Statement of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1997 and the four month period ended April 30, 1998.

                 Notes to Statement.

         (B)     PRO FORMA FINANCIAL INFORMATION

                 Pro Forma Consolidated Balance Sheet as of March 31, 1998 (unaudited) and notes thereto.

                 Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 (unaudited) and notes thereto.

         (C)     EXHIBITS

                 The following is a list of all exhibits filed as a part of this Form 8-K.

Exhibit No.            Description of Exhibit
-----------            ----------------------
    23.01              Consent of Arthur Andersen LLP, Independent
                       Public Accountants, dated September 11, 1998
                       (filed herewith).

                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 16, 1998        CRESCENT REAL ESTATE EQUITIES COMPANY




                                  By:     /s/ Jerry R. Crenshaw Jr.
                                      ---------------------------------------
                                              Jerry R. Crenshaw Jr.
                                              Vice President, Controller and
                                              Co-Chief Financial Officer


                                  By:     /s/ Bruce A. Picker
                                      ---------------------------------------
                                              Bruce A. Picker
                                              Vice President, Treasurer and
                                              Co-Chief Financial Officer

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                                     PAGE
                                                                                                                     ----

BP PLAZA

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-2

         Statement of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1997 and the Four Month Period Ended April 30, 1998 . . . . . . . . . . . . . . . . . . . . . .F-3

         Notes to Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-4

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         Pro Forma Consolidated Balance Sheet as of March 31, 1998 and notes thereto  . . . . . . . . . . . . . . .  F-7

         Pro Forma Consolidated Statements of Operations for the Three Months Ended
         March 31, 1998 and the Year Ended December 31, 1997 and notes thereto  . . . . . . . . . . . . . . . . . .  F-9

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of specific operating expenses over revenues (as defined in Note 2) of BP Plaza for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the excess of specific operating expenses over revenues of BP Plaza for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, in conformity with generally accepted accounting principles.





Dallas, Texas,                                         ARTHUR ANDERSEN LLP
    June 12, 1998

                                    BP PLAZA


                        STATEMENTS OF EXCESS OF SPECIFIC
                        OPERATING EXPENSES OVER REVENUES

                      FOR THE YEAR ENDED DECEMBER 31, 1997,
             AND THE FOUR MONTHS IN THE PERIOD ENDED APRIL 30, 1998

                                                             December 31,         April 30,
                                                                 1997               1998
                                                            -------------      -------------
REVENUES:
    Office rent                                             $   1,814,431      $     755,065
    Parking                                                       117,241             41,991
    Recoveries                                                  1,418,615            509,769
    Other                                                          17,011              3,411
                                                            -------------      -------------

                                                                3,367,298          1,310,236
                                                            -------------      -------------

SPECIFIC OPERATING EXPENSES:
    Real estate taxes                                           1,349,495            461,044
    Utilities                                                     529,360            163,560
    Repairs, maintenance, and contract services                 1,303,260            454,786
    Salaries                                                      367,639            133,833
    General and administrative                                    117,619             34,648
    Management fees                                               216,089             73,949
    Insurance                                                       2,314                 --
                                                            -------------      -------------

                                                                3,885,776          1,321,820
                                                            -------------      -------------

EXCESS OF SPECIFIC OPERATING
    EXPENSES OVER REVENUES                                  $    (518,478)     $     (11,584)
                                                            =============      =============



        The accompanying notes are an integral part of these statements.

                                    BP PLAZA


                        NOTES TO STATEMENTS OF EXCESS OF
                    SPECIFIC OPERATING EXPENSES OVER REVENUES

                      DECEMBER 31, 1997, AND APRIL 30, 1998


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

BP Plaza (the "Property") is a 20-story office tower located in Houston, Texas. The Property contains 561,065 rentable square feet as well as a 6-level parking garage which contains approximately 1,700 parking spaces.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions. For the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, actual rental income billed exceeded rental income on the straight-line basis by $250,810 and $84,890, respectively. Included in office rent for the year ended December 31, 1997, is approximately $309,013 of rent concessions not previously recognized relating to tenants terminating its lease in that year.


The owner of the Property occupied 379,817 square feet, of which there was no lease for 338,105 square feet, and, accordingly, no rental income was recognized.


Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statements of excess of specific operating expenses over revenues are presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, as certain items such as depreciation, amortization and interest expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.   PROPERTY MANAGEMENT:

The Property has a management agreement with Partrinely Group Inc. (the "Manager") which expires on December 31, 2001. The agreement with the Manager requires a management fee of 3% of gross rental receipts, as defined, for the majority of tenants and $7,500 per month for one tenant. Total management fees for the year ended December 31, 1997, and for the four months in the period ended April 30, 1998, were approximately $216,000 and $74,000, respectively.

4.   SIGNIFICANT TENANTS:

The owner of the Property occupies approximately 379,817 square feet, or 68%, of the total leasable square footage. The second largest tenant of the Property occupies approximately 74,981 square feet, or 13%, of the total leasable square footage. This lease expires in May 2004.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

         The pro forma information for the three months ending March 31, 1998 and year ended December 31, 1997 assumes completion, as of January 1, 1997 in determining operating and other data, and March 31, 1998 in determining balance sheet data, of (i) the Crescent Real Estate Equities Company's (the "Company") public offering of its Common Shares in April 1997 (the "April 1997 Offering") and the additional public offering of 500,000 Common Shares that closed on May 14, 1997 and the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (ii) the Company's offering of 4,700,000 Common Shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the Operating Partnership's offering of an aggregate principal amount of $400 million of senior notes (the "September 1997 Note Offering") and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (iv) the Company's public offering of its Common Shares in October 1997 (the "October 1997 Offering") and the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility, (v) the Company's offering of 5,375,000 Common Shares to Merrill Lynch (the "Merrill Offering") and the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility, (vi) the Company's public offering of 8,000,000 Preferred Shares in February 1998 ("February 1998 Preferred Offering") and the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility, (vii) the Company's public offering of 1,365,138 Common Shares to Merrill Lynch & Co. in April 1998 which Merrill Lynch & Co. deposited with the trustee of a unit investment trust ("April 1998 Unit Investment Trust Offering") and the net proceeds therefrom to repay approximately $43,960 of indebtedness under the Credit Facility, (viii) the Company's offering of 6,948,734 Preferred Shares in June 1998 (the "June 1998 Preferred Offering") and the net proceeds therefrom to repay $170,000 of short-term indebtedness with BankBoston N.A., and $54,750 was used as an additional investment in Refrigerated Storage Properties, and (ix) Property acquisitions, other investments and related financing and share issuances during 1997 and 1998.

     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company for the year ended December 31, 1997, filed herein. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)



                                                   CRESCENT REAL
                                                  ESTATE EQUITIES
                                                      COMPANY             PRO FORMA        PRO FORMA
                                                   HISTORICAL(A)         ADJUSTMENTS      CONSOLIDATED
                                                -------------------      -----------      ------------
ASSETS
Investments in real estate....................      $3,877,013           $  153,500 (B)    $4,030,513
Less -- accumulated depreciation..............        (302,826)                  --          (302,826)
                                                    ----------           ----------        ----------
          Net investment in real estate.......       3,574,187              153,500         3,727,687
Cash and cash equivalents.....................          68,548               32,460 (C)       101,008
Restricted cash and cash equivalents..........          26,519                   --            26,519
Accounts receivable, net......................          24,047                   --            24,047
Deferred rent receivable......................          48,397                   --            48,397
Investments in real estate mortgages and
  equity of unconsolidated companies..........         583,262              116,750 (D)       700,012
Notes receivable, net.........................         148,482                                148,482
Other assets, net.............................         118,286                   --           118,286
                                                    ----------           ----------        ----------
          Total assets........................      $4,591,728           $  302,710        $4,894,438
                                                    ==========           ==========        ==========

LIABILITIES

Borrowings under Credit Facility..............      $  457,000           $  233,000 (E)     $  690,000
Notes payable.................................       1,517,927             (203,000)(F)      1,314,927
Accounts payable, accrued expenses and other
  liabilities.................................          79,222                   --            79,222
                                                    ----------           ----------        ----------
          Total liabilities...................       2,054,149               30,000         2,084,149
                                                    ----------           ----------        ----------

MINORITY INTERESTS
  Operating partnership.......................         121,806                4,000 (G)       125,806
  Investment joint ventures...................          27,815                   --            27,815
                                                    ----------           ----------        ----------
          Total minority interests............         149,621                4,000           153,621
                                                    ----------           ----------        ----------
SHAREHOLDER'S EQUITY
  6.75% Series A convertible cumulative
    preferred shares $.01 par value,
    authorized 100,000,000 shares, 8,000,000
    shares issued and outstanding.............         200,000                   --           200,000
  Series B convertible preferred shares ......              --              225,000           225,000
  Common shares, $.01 par value, authorized
    250,000,000 shares........................           1,186                   14             1,200
  Additional paid-in capital..................       2,248,628               43,696         2,292,324
  Deferred compensation on restricted shares..            (281)                  --              (281)
  Retained deficit............................         (61,575)                  --           (61,575)
                                                    ----------           ----------        ----------
          Total shareholder's equity..........       2,387,958              268,710 (H)     2,656,668
                                                    ----------           ----------        ----------
          Total liabilities and shareholders'
            equity............................      $4,591,728           $  302,710        $4,894,438
                                                    ==========           ==========        ==========

        See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A)    Reflects Crescent Real Estate Equities Company
         unaudited consolidated historical balance sheet as of
         March 31, 1998............................................          --

(B)    Increase reflects the following:
       Acquisition of Datran Center office property................  $   70,500
       Acquisition of BP Plaza office property.....................      83,000
                                                                     ----------
                                                                     $  153,500
                                                                     ==========
(C)    Net increase reflects the following:
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................  $   43,960
       Partial repayment of Credit Facility........................     (44,100)
       Net proceeds from the June 1998 Preferred Offering..........     224,750
       Partial repayment of Bank Boston Note I.....................    (170,000)
       Acquisition of BP Plaza office property.....................     (23,000)
       Additional Investment in Refrigerated Storage
          Properties (acquisition of Carmar Group)...............       (55,950)
       Borrowings under the Credit Facility for working capital....      56,800
                                                                     ----------
                                                                     $   32,460
                                                                     ==========
(D)    Increase reflects the following:
       Additional investment in Refrigerated Storage
          Properties..............................................  $    27,750
       Additional investment in Refrigerated Storage
          Properties (acquisition of Freezer Services, Inc.)......       33,050
       Additional investment in Refrigerated Storage
          Properties (acquisition of Carmar Group)................       55,950
                                                                     ----------
                                                                     $  116,750
                                                                     ==========
(E)    Net increase in borrowings under the Credit Facility as a
         result of:
       Additional investment in Refrigerated Storage
          Properties ..............................................  $   27,750
       Partial repayment of Credit Facility........................     (44,100)
       Borrowings for the acquisition of Datran office property....      23,500
       Additional Investment in Refrigerated Storage
          Properties (acquisition of Freezer Services, Inc.)......       29,050
       Borrowings for Working Capital..............................      56,800
       Borrowings for acquisition of BP Plaza office property......      60,000
       Partial repayment of Bank Boston Note I.....................      80,000
                                                                     ----------
                                                                     $  233,000
                                                                     ==========
(F)    Net decrease in notes payable as a result of:
       Assumption of notes as a part of the acquisition of Datran
         office property...........................................  $   47,000
       Partial repayment of Bank Boston Note I using borrowings
         under the Credit Facility.................................     (80,000)
       Partial repayment of Bank Boston Note I using proceeds
         from the June 1998 Preferred Offering.....................    (170,000)
                                                                     ----------
                                                                     $ (203,000)
                                                                     ==========
(G)    Increase in minority interest reflects the following:
       Operating Partnership units issued in conjunction with the
         Investment in Refrigerated Storage Properties
         (acquisition of Freezer Services, Inc.)...................  $    4,000
                                                                     ----------
                                                                     $    4,000
                                                                     ==========
(H)    Increase reflects the following:
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................      43,960
       Proceeds from the June 1998 Preferred Offering..............     225,000
       Offering costs for the June 1998 Preferred Offering.........        (250)
                                                                     ----------
                                                                     $  268,710
                                                                     ==========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                               CRESCENT REAL
                                              ESTATE EQUITIES
                                                 COMPANY        1998 ACQUISITION    1998 ACQUIRED        OTHER          PRO FORMA
                                               HISTORICAL(A)     OF BP PLAZA(B)     INVESTMENTS(B)    ADJUSTMENTS     CONSOLIDATED
                                              ---------------   ----------------    --------------    -----------     ------------
REVENUES:
  Rental property.............................   $153,125          $    983          $    7,473        $     --        $161,581
  Interest and other income...................      8,024                --                  --              --           8,024
                                                 --------          --------          ----------        --------        --------
          Total revenues......................    161,149               983               7,473              --         169,605
                                                 --------          --------          ----------        --------        --------
EXPENSES:
  Real estate taxes...........................     16,097               346                 751              --          17,194
  Repairs and maintenance.....................      8,700               341                 821              --           9,862
  Other rental property operating.............     29,891               305               1,578            (132)(C)      31,642
  Corporate general and administrative........      3,147                --                  --              --           3,147
  Interest expense............................     34,283                --                  --           1,414(D)       35,697
  Depreciation and amortization...............     26,582               500               1,732              --          28,814
  Amortization of deferred financing
  costs....................................         1,140                --                  --              --           1,140
                                                 --------          --------          ----------        --------        --------
          Total expenses......................    119,840             1,492               4,882           1,282         127,496
                                                 --------          --------          ----------        --------        --------
          Operating income (loss).............     41,309              (509)              2,591          (1,282)         42,109
OTHER INCOME:
  Equity in net income of unconsolidated
     companies................................      5,845                --                 753              --           6,598
                                                 --------          --------          ----------        --------        --------
INCOME (LOSS) BEFORE MINORITY INTERESTS.......     47,154              (509)              3,344          (1,282)         48,707
Minority interests............................     (4,746)               --                  --            (364)(E)      (5,110)
                                                 --------          --------          ----------        --------        --------
NET INCOME (LOSS).............................     42,408              (509)              3,344          (1,646)         43,597
Preferred dividend(F).........................     (1,575)               --                  --          (1,800)         (3,375)
                                                 --------          --------          ----------        --------        --------
Net income applicable to common shareholders..   $ 40,833          $   (509)         $    3,344        $ (3,446)       $ 40,222
                                                 ========          ========          ==========        ========        ========
PER COMMON SHARES DATA: (G)
Net Income -- Basic...........................                                                                         $    .33
                                                                                                                       ========
Net Income -- Dilutive........................                                                                         $    .31
                                                                                                                       ========



See adjustments to Pro Forma Consolidated Statement of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's unaudited consolidated historical statement of operations for the three months ended March 31, 1998.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired investments, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran Center office property...............................  5/01/98
     BP Plaza office property....................................  6/30/98
     Investments in Refrigerated Storage Properties (ii).........  various

    (i) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.
    (ii) The Company has an indirect 38% non-voting equity investment in two partnerships that own the Refrigerated Storage Properties.

(C)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the
     properties...................................................................  $   (132)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(D) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the June 1998 Preferred Offering, the April 1998 Unit Investment Trust Offering and the February 1998 Preferred Offering, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  690,000     @   6.89%  $     47,541
BankBoston Note II......................     100,000     @   6.89%         6,890
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
                                          ----------                ------------
Total annual amount.....................  $2,004,927                $    145,089
Prorated for three months...............                                  36,272
Less: Capitalized interest..............                                    (575)
Historical interest expense.............                                 (34,283)
                                                                    ------------
                                                                                   $  1,414
                                                                                   ========

(E)  Reflects adjustment needed to reflect minority partners' weighted average
     9.75% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period................................................   $   (364)
                                                                                   ========

(F)  Reflects the following:

6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................      $13,500
                                                                  -------
                                                                  $13,500
                                                                  =======
Prorated for three months...................................      $ 3,375
                                                                  =======

(G) Reflects net income per share based on 120,066,512 weighted average Common Shares -- basic and 131,052,493 weighted average Common shares -- diluted assumed to be outstanding during the three months ended March 31, 1998.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                   CRESCENT REAL
                                  ESTATE EQUITIES                        1998
                                      COMPANY       1997 ACQUIRED      ACQUISITION    1998 ACQUIRED       OTHER         PRO FORMA
                                   HISTORICAL(A)    INVESTMENTS(B)   OF BP PLAZA(C)   INVESTMENTS(C)   ADJUSTMENTS    CONSOLIDATED
                                  ---------------   --------------   --------------   --------------  -------------   ------------
REVENUES:
  Rental property...............     $430,383          $125,295        $  3,367         $ 51,094      $      --        $610,139
  Interest and other income.....       16,990                --              --               --          6,363 (D)      23,353
                                     --------          --------        --------         --------      ---------        --------
          Total revenues........      447,373           125,295           3,367           51,094          6,363         633,492
                                     --------          --------        --------         --------      ---------        --------
EXPENSES:
  Real estate taxes.............       44,154            11,277           1,349            5,224             --          62,004
  Repairs and maintenance.......       27,783            13,317           1,303            5,777             --          48,180
  Other rental property
     operating..................       86,931            21,974           1,233           10,179           (283)(E)     118,456

  Corporate general and
     administrative.............       12,858                --              --               --         (1,578)(F)      12,858
  Interest expense..............       86,441                --              --               --         56,615 (G)     143,056
  Depreciation and
     amortization...............       74,426            22,554           2,000           12,092            --          111,072
  Amortization of deferred
     financing costs............        3,499                --              --               --            539 (H)       4,038
                                     --------          --------        --------         --------      ---------        --------
          Total expenses........      336,092            69,122           5,885           33,272         55,293         499,664
                                     --------          --------        --------         --------      ---------        --------
          Operating income
            (loss)..............      111,281            56,173          (2,518)          17,822         (48,930)        133,828
OTHER INCOME:
  Equity in net income of
     unconsolidated companies...       23,743            10,590             --             3,011             --          37,344
                                     --------          --------        --------         --------      ---------        --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS.....................      135,024            66,763          (2,518)          20,833        (48,930)        171,172
Minority interests..............      (17,683)               --              --               --           (300)(I)     (17,983)
                                     --------          --------        --------         --------      ---------        --------
NET INCOME (LOSS)...............     $117,341          $ 66,763        $ (2,518)        $ 20,833     $ (49,230)        $153,189
                                     ========          ========        ========         ========      =========        ========
Preferred dividend(J)...........                                                                                        (13,500)
                                                                                                                       --------
Net income applicable to
  common shareholders...........                                                                                       $139,689
                                                                                                                       ========
PER COMMON SHARE DATA(K):
Net income -- Basic.............                                                                                       $   1.16
                                                                                                                       ========
Net income -- Dilutive..........                                                                                       $   1.07
                                                                                                                       ========

              See adjustments to Pro Forma Consolidated Statement
                        of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's audited consolidated historical statement of operations for the year ended December 31, 1997.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all investments acquired in 1997, assuming the investments were acquired at the beginning of the period.

                                                              ACQUISITION
                         INVESTMENT                              DATE
                         ----------                           -----------
Greenway II office property.................................    1/17/97
Trammell Crow Center office property........................    2/28/97
Three Denver office properties..............................    2/28/97
Carter-Crowley Real Estate Assets...........................    5/09/97
Magellan Real Estate Assets(i)..............................    6/17/97
The Woodlands(ii)(iii)......................................    7/31/97
Desert Mountain(iv).........................................    8/29/97
Houston Center mixed-use property complex...................    9/22/97
Four Seasons Hotel -- Houston hotel property(v).............    9/22/97
Miami Center office property................................    9/30/97
U.S. Home Building office property..........................   10/15/97
Bank One Center office property(vi).........................   10/22/97
Refrigerated Storage Properties(vii)........................   10/31/97
Fountain Place office property..............................   11/07/97
Ventana Country Inn hotel property(v).......................   12/19/97
Energy Centre office property...............................   12/22/97

        (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement). Rent provisions include no percentage rent component.

        (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.

        (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

        (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

        (v) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

        (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

        (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two partnerships that own the Refrigerated Storage Properties.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(C) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired investments, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran Center office property...............................  5/01/98
     BP Plaza office property....................................  6/30/98
     Investments in Refrigerated Storage Properties (ii).........  various

     (i) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent) from the hotel lessee to the Company calculated by applying the rent provisions
          (as defined in the lease agreement) to the historical revenues of the hotel property.

    (ii) The Company has an indirect 38% non-voting equity investment in two partnerships that own the Refrigerated Storage Properties.

(D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

     Carter Crowley Notes...............................  ($53,365 @ 10%) $ 5,336
     Ritz Note..........................................  ($ 8,850 @ 18%)   1,593
     COI Note...........................................  ($33,924 @ 12%)   4,070
     Residential Development Corp Note..................  ($ 7,800 @ 10%)     780
     Desert Mountain Note...............................  ($23,251 @ 12%)   2,790
                                                                          -------
     Total..............................................                  $14,569
     Less: Historical interest income...................                   (8,206)
                                                                          -------
     Total..............................................                            $  6,363
                                                                                    ========
(E)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming
     Trammell Crow Center was acquired at the beginning of the period.............  $   (283)
                                                                                    ========
(F)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the properties...................................................................  $ (1,578)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(G) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the June 1998 Preferred Offering, the April 1998 Unit Investment Trust Offering, the February 1998 Preferred Offering, the Equity Offering to Merrill Lynch in December 1997, the October 1997 Equity Offering, the September 1997 Note Offering, the Equity Offering to UBS in August 1997 and the April and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  690,000     @   6.89%  $     47,541
BankBoston Note II......................     100,000     @   6.89%         6,890
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
                                          ----------                ------------
Total annual amount.....................  $2,004,927                $    145,089
Less: Capitalized interest..............                                  (2,033)
Historical interest expense.............                                 (86,441)
                                                                    ------------
                                                                                   $ 56,615
                                                                                   ========


(H) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                              AMORTIZATION OF
                                                                   FEES
                                                              ---------------
Note Offering -- 6.625% Notes due 2002......................       $392
Note Offering -- 7.125% Notes due 2007......................        327
                                                                   ----
Total.......................................................       $719
                                                                   ----
Prorated for nine months....................................                    $    539
                                                                                ========

(I)  Reflects adjustment needed to reflect minority partners'
     weighted average 9.75% interest in the net income of the
     Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at the beginning
     of the period.                                                 $   (300)
                                                                    ========

(J)  Reflects the following:

6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................       13,500
                                                                  -------
                                                                                $ 13,500
                                                                                ========

(K) Reflects net income per share based on 120,066,512 weighted average Common Shares -- basic and 130,502,030 weighted average Common Shares -- diluted assumed to be outstanding during the year ended December 31, 1997.

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
   23.01                Consent of Arthur Andersen LLP, Independent Public
                        Accountants, dated September 11, 1998 (filed herewith)